Credit Facility	12 Months Ended
Apr. 28, 2018
Credit Facility
2.	Credit Facility

On August 3, 2015, the Company and certain of its subsidiaries entered into a credit agreement (Credit Agreement) with Bank of America, N.A., as administrative agent, collateral agent and swing line lender, and the other lenders from time to time party thereto, under which the lenders committed to provide a five-year asset-backed revolving credit facility in an aggregate committed principal amount of up to $700,000 (Revolving Credit Facility). On September 30, 2016, the Company amended the Credit Agreement to provide for a new “first-in, last-out” revolving credit facility (the FILO Credit Facility and, together with the Revolving Credit Facility, the Credit Facility) in an aggregate principal amount of up to $50,000, which supplements availability under the Revolving Credit Facility. The Company generally must draw down the FILO Credit Facility before making any borrowings under the Revolving Credit Facility.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Bank, N.A. and SunTrust Robinson Humphrey, Inc. are the joint lead arrangers for the Credit Facility. The Credit Facility replaced the prior credit facility. Proceeds from the Credit Facility are used for general corporate purposes, including seasonal working capital needs.

The Company and certain of its subsidiaries are permitted to borrow under the Credit Facility. The Credit Facility is secured by substantially all of the inventory, accounts receivable and related assets of the borrowers under the Credit Facility (collectively, the Loan Parties), but excluding the equity interests in the Company and its subsidiaries, intellectual property, equipment and certain other property. Borrowings under the Credit Facility are limited to a specified percentage of eligible collateral. The Company has the option to request an increase in commitments under the Credit Facility of up to $250,000, subject to certain restrictions.

The Credit Facility allows the Company to declare and pay up to $70,000 in dividends annually to its stockholders without compliance with any availability or ratio-based limitations.

Interest under the Revolving Credit Facility accrues, at the election of the Company, at a LIBOR or alternate base rate, plus, in each case, an applicable interest rate margin, which is determined by reference to the level of excess availability under the Revolving Credit Facility. Through the end of the fiscal quarter during which the closing of the Revolving Credit Facility occurred, loans under the Revolving Credit Facility bore interest at LIBOR plus 1.750% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.750% per annum, in the alternative, and thereafter the interest rate began to fluctuate between LIBOR plus 2.000% per annum and LIBOR plus 1.500% per annum (or between the alternate base rate plus 1.000% per annum and the alternate base rate plus 0.500% per annum), based upon the average daily availability under the Revolving Credit Facility for the immediately preceding fiscal quarter. Interest under the FILO Credit Facility accrues, at the election of the Company, at a LIBOR or alternate base rate, plus, in each case, an applicable interest rate margin, which is also determined by reference to the level of excess availability under the Revolving Credit Facility. Loans under the FILO Credit Facility bear interest at 1.000% per annum more than loans under the Revolving Credit Facility.

The Credit Agreement contains customary negative covenants, which limit the Company’s ability to incur additional indebtedness, create liens, make investments, make restricted payments or specified payments and merge or acquire assets, among other things. In addition, if excess availability under the Credit Facility were to fall below certain specified levels, certain additional covenants (including fixed charge coverage ratio requirements) would be triggered, and the lenders would assume dominion and control over the Loan Parties’ cash.

The Credit Agreement contains customary events of default, including payment defaults, material breaches of representations and warranties, covenant defaults, default on other material indebtedness, customary ERISA events of default, bankruptcy and insolvency, material judgments, invalidity of liens on collateral, change of control or cessation of business. The Credit Agreement also contains customary affirmative covenants and representations and warranties.

The Company wrote off $460 of deferred financing fees related to the prior credit facility during fiscal 2016 and the remaining unamortized deferred financing fees of $3,542 were deferred and are being amortized over the five-year term of the Credit Facility. The Company also incurred $5,701 of fees to secure the Credit Facility, which are being amortized over the five-year term accordingly. During fiscal 2017, the Company incurred $474 of fees to secure the FILO Credit Facility, which are being amortized over the same term as the Credit Facility.

The Company had $158,700 and $64,900 of outstanding debt under the Credit Facility as of April 28, 2018 and April 29, 2017, respectively. The Company had $34,213 and $38,833 of outstanding letters of credit under its Credit Facility as of April 28, 2018 and April 29, 2017, respectively.

The following table presents selected information related to the Company’s credit facilities:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Credit facility at period end	$158,700	64,900	47,200
Average balance outstanding during the period	$141,478	96,297	66,948
Maximum borrowings outstanding during the period	$287,933	285,278	293,200
Weighted average interest rate during the period (a)	5.55%	5.77%	8.21%
Interest rate at end of period	3.92%	3.73%	2.69%

(a)	Includes commitment fees.

Fees expensed with respect to the unused portion of the credit facilities were $2,235, $2,235 and $2,781 during fiscal 2018, fiscal 2017 and fiscal 2016, respectively.

The Company has no agreements to maintain compensating balances.